Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: April 28, 2015
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended February 28, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: April 28, 2015
/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended February 28, 2015
Putnam Global Health Care Fund
Putnam High Yield Trust
Putnam International Capital Opportunities Fund
Putnam High Income Securities Fund
Putnam Global Natural Resources Fund
Putnam Floating Rate Income Fund
Putnam Small Cap Value Fund
Putnam Global Consumer Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Industrials Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Emerging Markets Equity Fund
Putnam Global Utilities Fund
Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3